UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): December 13, 2006

CoTherix, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50794	04-3513144
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. employer identification number)

2000 Sierra Point Parkway, Suite 600, Brisbane, CA 94005

(Address of principal executive offices and zip code)

(650) 808-6500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Named Executive Officer 2006 Bonuses

On December 13, 2006, the Compensation Committee of the Board of Directors approved 2006 bonuses for the named executive officers in the following amounts: (a) Donald J. Santel, Chief Executive Officer: $175,000; (b) Thomas L. Feldman, President and Chief Business Officer: $112,000; (c) Christine E. Gray-Smith, Executive Vice President, Chief Financial Officer: $85,000; (d) James E. Pennington, M.D., Executive Vice President, Chief Medical Officer: $80,000; and (e) George W. Mahaffey, Senior Vice President, Sales and Marketing: $55,000.

These bonuses were based on the Compensation Committee’s determination that 75% of 2006 corporate objectives and certain individual performance goals for 2006 were met or exceeded.

2007 Named Executive Officer Compensation and Stock Options Grants

The Compensation Committee may consider 2007 compensation and stock option grants for named executive officers at a later date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 15, 2006

CoTherix, Inc.

By:	/s/ Christine E. Gray-Smith
Christine E. Gray-Smith Executive Vice President and Chief Financial Officer